Exhibit 99.1

SOURCE: Neptune Wellness Solutions Inc.

Neptune Promotes Financial Controller to Interim CFO

LAVAL, QUÉBEC, CANADA – August 4, 2023 – Neptune Wellness Solutions Inc. ("Neptune" or the "Company") (NASDAQ: NEPT), a consumer-packaged goods company focused on plant-based, sustainable and purpose-driven lifestyle brands, today announced the promotion of Lisa Gainsborg, currently Neptune’s Financial Controller, to Interim Chief Financial Officer, effective immediately, replacing Raymond Silcock who has resigned for personal reasons.

Statement from Neptune Management and Board of Directors:

“Ms. Gainsborg has played a key leadership role in our audit process during her time at Neptune as Financial Controller. She has done an exceptional job of preparing the Company’s financial reporting and is heavily involved in our upcoming quarterly financial results. We expect a seamless transition during this process.”

Ms. Gainsborg possesses significant experience and knowledge of accounting and finance across both public and private companies, with background in financial statement preparation, Securities and Exchange Commission reporting, Sarbanes-Oxley compliance, the creation of accounting and reporting controls and procedures, and experience with developing enterprise resource planning systems. Ms. Gainsborg previously held financial leadership roles at several companies including Basanite, Inc., Zero Gravity Solutions, Inc., and A+ Accounting Services, Inc. She has also provided chief financial officer consulting services and accounting system support for clients and prepared corporate, partnership, and individual tax returns. Ms. Gainsborg is a Certified Public Accountant in Florida and Maryland. She received a Bachelor of Business Administration in Accounting from Hofstra University in 1989.

Statement from Neptune Management and Board of Directors:

“We want to thank Ray for all his support during his time here at Neptune. On behalf of the Board and the rest of the team at Neptune, we wish him and his family all the best in the future.”

About Neptune Wellness Solutions Inc.

Neptune is a consumer-packaged goods company that aims to innovate health and wellness products. Founded in 1998 and headquartered in Laval, Quebec, the Company focuses on developing a portfolio of high-quality, affordable consumer products that align with the latest market trends for natural, sustainable, plant-based and purpose-driven lifestyle brands. The Company's products are available in more than 27,000 retail locations and include well-known organic food and beverage brands such as Sprout Organics, Nosh, and Nurturme, as well as nutraceuticals brands like Biodroga and Forest Remedies. With its efficient and adaptable manufacturing and supply chain infrastructure, the Company can quickly respond to consumer demand, and introduce new products through retail partners and e-commerce channels. Please visit neptunewellness.com for more details.

Disclaimer – Safe Harbor Forward–Looking Statements

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates, and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward-looking statements include, among other things, statements with respect to the success of the CFO transition.

Media Contacts:

media@neptunecorp.com

Investor Contacts:

Valter Pinto, Managing Director

KCSA Strategic Communications

neptune@kcsa.com

212.896.1254